HALLADOR **ENERGY COMPANY**

2012

CORPORATE OVERVIEW

BB&T C/I Conference

March 29, 2012

RIGHT **PLACE** RIGHT **PRODUCT** RIGHT **PROCESS**


N
E
S
DISCOVER. DEVELOP. DELIVER.
NASDAQ HNRG

Agenda

- Hallador Introduction
- Right Place, Product, Process
- Project Overview
- Summary

This presentation contains "forward-looking statements"—that is, statements related to future, not past events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; and from numerous other matters of national, regional and global scale, including those of political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Business Units


Hallador Business Interests
Sunrise Coal
100%
Sunrise Energy
50%
Savoy Energy
45%
Hallador Land Holdings
ILB Coal
ILB CBM & Shale Gas
Gas & Oil
Land / Leasing
Carlisle Mine
Allerton Reserve
2014

Corporate Ownership


Yorktown Partners' Coal Interests
Hallador Energy
45%
Armstrong Coal
Majority Owner
NOLA Export Terminal
Majority Owner
Sunrise Coal
Sunrise Energy
Savoy Energy
Hallador Land

Record Coal Sales

Record Oil Sales

Record Gas Sales

Record Earnings Per Share

2011
2012




HALLADOR STOCK HISTORY
389% increase since 2004
STOCK PRICE
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
2004
2005
2006
2007
2008
2009
2010
2011
2012
2014
SALE OF CUYAMA OIL & GAS FIELD
35% SAVOY INTEREST
40% OF SUNRISE COAL
45% SAVOY INTEREST
80% SUNRISE COAL
100% SUNRISE COAL
NASDAQ
SUNRISE ENERGY
ALLERTON MINABLE
ALLTERTON PERMIT SUBMISSION #2
OPEN ALLERTON COAL MINE (PROPOSED)

RIGHT **PLACE** RIGHT **PRODUCT** RIGHT **PROCESS**

RIGHT PLACE

THE SWITCH TO ILB FROM CAPP IS HAPPENING



300
200
100
0
U.S. Supply In Million Tons
2009 2010 2011 2012 2013 2014 2015 2016
**Source: John T. Boyd US CoalVision™ 2011
Central Appalachia
Illinois Basin

RIGHT **PRODUCT**

UNIQUE HIGH ASH FUSION – LOW CHLORINE

2400°

Ash Fusion Temperature



<.10

Chlorine

RIGHT PROCESS

EFFICIENT PROCESSES = LOW CASH COSTS

ILB Companies – 2011-Q4 Sales Price and Cash Costs



Operating Margin
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
($10.00)
$40.89
$50.63
$44.73
$50.98
$50.11
$42.18
$43.09
$22.41
$31.55
$33.11
$36.63
$38.65
$38.97
$45.16
Sunrise
Alliance
Armstrong
Peabody
Vectren
James River
Patriot

OUR MINING COSTS ARE $9 LOWER than our closest competitor

SUNRISE COAL LLC

A wholly owned subsidiary of Hallador Energy


Chicago
South Bend
CSX
55
74
65
NS
31
Champaign
Springfield
Indianapolis
75
70
NS
Terre Haute
INRR
74
CSX
70
Cincinnati
CSX
65
St. Louis
Louisville
Evansville
CSX
Jacksonville, Florida
Sunrise Asset
Sunrise Customer
Railroad Transport

CARLISLE **MINE**

HIGH FUSION – LOW CHLORINE COAL



SUNRISE COAL SALES & CONTRACTED INVENTORY

2014: Contracted 1,100,000 @ $46.34 – 32% of Capacity
2013: Contracted 2,900,000 @ $40.14 – 85% of Capacity
2012: Contracted 2,900,000 @ $42.25 – 85% of Capacity

2011: Sold 3,307,000 tons at an average price of $41.71/ton
2010: Sold 3,050,000 tons at an average price of $42.31/ton

SUNRISE COAL

TONS IDENTIFIED

Leased:	46 MM tons
Non-Controlled:	10.6 MM tons
Total:	55.6 MM tons

ALLERTON **RESERVE**

DUPLICATING THE LOW-COST CARLISLE MODEL



EXPECTED PRODUCTION

Approximately 3 MM/tons per year

SUNRISE COAL LLC

TONS IDENTIFIED

Leased:	32.3 MM tons
Non-Controlled:	21.8 MM tons
Total:	54.1 MM tons

Operations anticipated: 2014

30CFROLYMPICS

INNOVATIVE SAFETY

SAFETY EDUCATION THAT WORKS

RESULTS
4 Quarters post to 30 CFR:
- Total fines dropped 46%
- S&S Citation fines dropped $250,000



SAVING LIVES
SAVING MONEY
INCREASING PRODUCTION

SUNRISE **ENERGY**

NEW ALBANY SHALE GAS



CBM PARTNERSHIP

50% Ownership
Invested $2.875 MM in 2010
Returned 32% in 14 months

SUNRISE**ENERGY**



SAVOY **ENERGY**

OIL & GAS

WELL PRODUCTION

(Net Daily Average Oil in Barrels)

2011:	805
2010:	655
2009:	195

SEC PV10

(In Millions, proportionate to Hallador's 45% Ownership)

2011:	$44
2010:	$15
2009:	$ 6

HALLADOR **LAND HOLDINGS**

OIL & GAS



LAND SALE 2011

Invested $2.5 MM in North Dakota Lease Play
Sold 90% for a gain of about $10.6 MM
Retained a 3% ORRI

Located in Fastest Growing Basin

Lowest Cost Producer

Safety Leader

Unique High Fusion Low Chlorine

Growing Coal Reserves

Repeatable Low-Cost Model

RIGHT **PLACE**
RIGHT **PRODUCT**
RIGHT **PROCESS**

